Fair value and fair value hierarchy of financial instruments	12 Months Ended
Dec. 31, 2020
Fair value and fair value hierarchy of financial instruments
Fair value and fair value hierarchy of financial instruments

27.  Fair value and fair value hierarchy of financial instruments

The carrying amounts and fair values of the Group’s financial instruments, other than those with carrying amounts that reasonably approximate to fair values, are as follows:

	Carrying amounts		Fair values
	2020	2019	2020	2019
		(Restated)		(Restated)
Financial liabilities
Warrant liabilities	385,486	298,192	385,486	298,192

The carrying amount of the interest-bearing borrowings approximate its fair value due to the fact that the related interest rate approximates the interest rates currently offered by financial institutions for similar debt instruments of comparable maturities. The carrying amounts of the Group’s remaining financial instruments, except for the warrant liabilities which are measured at fair value, approximate their fair values due to the short-term maturities of these instruments.

The Group’s finance department headed by the chief financial officer who is responsible for determining the policies and procedures for the fair value measurement of financial instruments. The chief financial officer reports directly to the audit committee. At each reporting date, the finance department analyses the movements in the values of financial instruments and determines the major inputs applied in the valuation. The valuation is reviewed and approved by the chief financial officer. The valuation process and results are discussed with the audit committee once a year for annual financial reporting.

The fair values of the financial assets and liabilities are included at the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale.

The Company issued 14,375,000 public warrants and 7,750,000 private placement warrants during its IPO (Note 1).

On 3 July 2018, the Company has entered into certain forward purchase agreements with certain accredited investors, pursuant to which 4,750,000 forward purchase warrants were issued to such anchor investors in a private placement transaction prior to the Closing Date. The public warrants, private placement warrants and the forward purchase warrants are all subject to the same warrant agreement, and are collectively, hereinafter referred to as “Warrant” or “Warrants”.

Each warrant entitles the holder thereof to subscribe for one ordinary share at a subscription price of US$11.50 per share, subject to adjustment, from the date that is 30 days after the first date on which the Company completed the Business Combination to the date that is 5 years after the date on which the Company completes the Business Combination.

Management assessed the accounting treatment under IFRS 9, Financial Instruments and IAS 32, Financial Instruments: Presentation and concluded the Warrants did not meet the fixed-to-fixed rule under IAS 32.16 (b) (ii). Thus, in the opinion of management, the Warrants are classified as financial liabilities. The warrant liabilities are initially measured at fair value. Changes in fair value are subsequently recognized in profit or loss.

The public warrants and the forward purchase warrants are valued using quoted market prices on the New York Stock Exchange under the ticker NFH WS.

Management determines the fair value of the private placement warrants using the Black-Scholes-Merton valuation model (“Valuation Model”). The private warrants are classified as Level 3 as of both 31 December 2020 and 31 December 2019 because of the use of significant unobservable inputs in the Valuation Model. The significant unobservable inputs into the Valuation Model for the private placement warrants are as follows:

	2020	2019
Expected volatility	36.6%	34.4%
Risk–free interest rate	0.26%	1.69%
Expected term (years)	3.97	4.97

The Company’s use of the Valuation Model required the use of the following assumptions:

(1)

The risk-free interest rate assumption was based on the term-matched U.S. Treasury rate, which was commensurate with the contractual term of the private placement warrants, which expire on the earlier of five years after the completion of the Business Combination or liquidation of the Company. An increase in the risk-free interest rate, in isolation, would result in an increase in the fair value measurement of the warrant liabilities and vice versa.

(2)

The expected term at 31 December 2020 and 31 December 2019 was determined to be approximately 3.97 and 4.97 years, respectively, which is commensurate with the contractual maximum term of the private placement warrants, which expire on the earlier of five years after the completion of the Business Combination or liquidation of the Company. An increase in the expected term, in isolation, would result in an increase in the fair value measurement of the warrant liabilities.

(3)

The expected volatility assumption was based on consideration of the implied volatility from the historical and implied volatility of the Company’s publicly-traded industry peers. An increase in the expected volatility, in isolation, would result in an increase in the fair value measurement of the warrant liabilities.

During the periods presented, no Warrants were exercised. At the end of each Successor periods, the Company had 26,875,000 Warrants outstanding, respectively. The exercise in full of such Warrants would, under the present capital structure of the Company, result in the issue of 26,875,000 additional shares.

Fair value hierarchy

The following table illustrate the fair value measurement hierarchy of the Group’s financial instruments:

Liabilities measured at fair value

As at 31 December 2020

	Fair value measurement using
	Quoted prices	Significant	Significant
	in active	Observable	unobservable
	markets (level 1)	inputs (level 2)	inputs (level 3)	Total

Public warrants and forward purchase warrants	272,039	—	—	272,039
Private placement warrants	—	—	113,447	113,447
Total warrant liabilities	272,039	—	113,447	385,486

As at 31 December 2019 (Restated)

	Fair value measurement using
	Quoted prices	Significant	Significant
	in active	Observable	unobservable
	markets (level 1)	inputs (level 2)	inputs (level 3)	Total

Public warrants and forward purchase warrants	204,133	—	—	204,133
Private warrants	—	—	94,059	94,059
	204,133	—	94,059	298,192

The Group did not have any financial assets measured at fair value as at 31 December 2020 or 2019.

There were no transfers of fair value measurements between Level 1 and Level 2 and no transfers into or out of Level 3 for financial liabilities during the periods presented.

Reconciliation of fair value measurements categorized within Level 3 of the fair value hierarchy:

Private
placement warrants
Carrying amount at 1 January 2019 (Predecessor) (Restated)	—
Addition arising from the Business Combination	92,116
Net loss from the change in fair value of warrant liabilities recognized in profit or loss	2,227
Net gain from the exchange differences on translation of foreign operations recognized in other comprehensive income	(284)

Carrying amount at 31 December 2019 and 1 January 2020 (Successor) (Restated)	94,059
Net loss from the change in fair value of warrant liabilities recognized in profit or loss	26,941
Net gain from the exchange differences on translation of foreign operations recognized in other comprehensive income	(7,553)

Carrying amount at 31 December 2020 (Successor)	113,447